SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2009

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Registration Rights Agreement

On February 12, 2009, Intelsat Subsidiary Holding Company, Ltd. (“Intelsat Sub Holdco”) issued an aggregate principal amount of $400,000,000 of 8 7/8% Senior Notes due 2015, Series B (the “Notes”). The net proceeds from the Notes, together with cash on hand, were used to fund Intelsat Sub Holdco’s tender offer to purchase for cash Intelsat, Ltd.’s outstanding 7 5/8% Senior Notes due 2012 and 6 1/2% Senior Notes due 2013, to pay related fees and expenses and for general corporate purposes. The Notes have terms substantially similar to Intelsat Sub Holdco’s outstanding 8 7/8% Senior Notes due 2015 issued in June 2008. The Indenture dated as of February 12, 2009 pursuant to which the Notes were issued is attached hereto as Exhibit 4.1 and incorporated herein by reference (the “Indenture”).

The Indenture contains covenants which include, among other things: a limitation on Intelsat Sub Holdco’s and some of its subsidiaries’ ability to incur or guarantee additional debt or issue disqualified or preferred stock; a limitation on Intelsat Sub Holdco’s and some of its subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Sub Holdco’s and some of its subsidiaries’ ability to make certain investments; a limitation on Intelsat Sub Holdco’s and some of its subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation, amalgamation and sale of assets applicable to Intelsat Sub Holdco and some of its subsidiaries; and a limitation on Intelsat Sub Holdco’s and some of its subsidiaries’ ability to incur liens on any of Intelsat Sub Holdco’s assets securing other indebtedness.

The Indenture also contains events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; subject to a certain exception, default in the performance of any covenant in the Indenture that continues for more than 60 days after notice of default has been provided to Intelsat Sub Holdco; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary thereof having a principal amount in excess of $50 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary thereof having a principal amount in excess of $50 million; failure by Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary to pay final judgments aggregating in excess of $50 million, which judgments are not discharged, waived or stayed for 60 days; and certain events of bankruptcy, insolvency or reorganization of Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary.

The Notes are redeemable on the dates, at the redemption prices and in the manner specified in the Indenture.

Pursuant to a registration rights agreement (the “Registration Rights Agreement”), Intelsat Sub Holdco agreed in the limited circumstances specified therein to make an offer to exchange the Notes for registered, publicly tradable notes that have substantially identical terms to the Notes. The Registration Rights Agreement, dated as of February 12, 2009, is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 8.01 Other Events.

On February 12, 2009, Intelsat, Ltd. issued a press release announcing that its subsidiary, Intelsat Sub Holdco, completed its cash tender offer (the “Tender Offer”) for Intelsat, Ltd.’s outstanding 7 5/8% Senior Notes due 2012 (CUSIP No. 45820E AB8) (the “7 5/8% Notes”) and Intelsat, Ltd.’s outstanding 6 1/2% Senior Notes due 2013 (CUSIP 45820E AH5) (the “6 1/2% Notes” and, together with the 7 5/8% Notes, the “Intelsat, Ltd. Notes”).

Intelsat Sub Holdco received tenders of $114,159,000 aggregate principal amount of the 7 5/8% Notes, representing approximately 19.0% of the total outstanding principal amount of the 7 5/8% Notes) and $346,450,000 aggregate principal amount of the 6 1/2% Notes, representing approximately 49.5% of the total outstanding principal amount of the 6 1/2% Notes. Intelsat Sub Holdco has purchased all of the Intelsat, Ltd. Notes validly tendered (and not validly withdrawn) in the Tender Offer.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture for the 8 7/8% Senior Notes due 2015, Series B, dated as of February 12, 2009, by and among Intelsat Subsidiary Holding Company, Ltd., as Issuer, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.2	Registration Rights Agreement, dated as of February 12, 2009, among Intelsat Subsidiary Holding Company, Ltd., as Issuer, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as Parent Guarantors, the subsidiary guarantors named therein, and Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC as the Initial Purchasers.

99.1	Press release dated February 12, 2009.*

*	This exhibit is furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2009

INTELSAT, LTD.

By:	/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture for the 8 7/8% Senior Notes due 2015, Series B, dated as of February 12, 2009, by and among Intelsat Subsidiary Holding Company, Ltd., as Issuer, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.2	Registration Rights Agreement, dated as of February 12, 2009, among Intelsat Subsidiary Holding Company, Ltd., as Issuer, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as Parent Guarantors, the subsidiary guarantors named therein, and Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC as the Initial Purchasers.

99.1	Press release of Intelsat, Ltd. issued February 12, 2009.*

*	This exhibit is furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.